UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  December 21, 2016 (December 20, 2016)

National CineMedia, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33296	20-5665602
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

National CineMedia, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-176056	20-2632505
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

9110 E. Nichols Ave., Suite 200

Centennial, Colorado 80112-3405

(Address of principal executive offices, including zip code)

(303) 792-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

On December 20, 2016, Craig R. Ramsey resigned from the board of directors of National CineMedia, Inc. (the “Company”) in accordance with the Department of Justice’s proposed settlement with AMC Entertainment Holdings, Inc. regarding its acquisition of Carmike Cinemas, Inc. (“Carmike”). Mr. Ramsey was designated to the board of directors by American Multi-Cinema Inc. and its affiliates (“AMC”) pursuant to the Director Designation Agreement, dated as of February 13, 2007, between the Company and its founding members, AMC, Cinemark Media, Inc. and its affiliates and Regal CineMedia Holdings, LLC and its affiliates (the “Director Designation Agreement”).

Item 8.01 Other Events.

On December 20, 2016, the Company and National CineMedia, LLC (“NCM LLC”) issued a press release regarding the Department of Justice’s proposed settlement with AMC Entertainment Holdings, Inc. regarding its acquisition of Carmike.  A copy of this press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

On December 20, 2016, AMC provided the Company with its written waiver of certain of its rights pursuant to the Third Amended and Restated Limited Liability Company Operating Agreement of National CineMedia, LLC, dated as of February 13, 2007, as amended March 16, 2009, August 6, 2010 and September 3, 2013, (collectively, the “NCM LLC Operating Agreement”).  AMC waived and relinquished its right to vote on all matters that require a Majority Member Vote, as well as, its approval rights under the NCM LLC Operating Agreement for the term of the proposed settlement with the Department of Justice, as well as, the term of any final judgement.  Further, AMC waived its right under the Director Designation Agreement to designate two persons to be appointed or nominated for election to the board of directors of the Company, including the right to appoint or nominate successors to such designees for the term of the proposed settlement with the Department of Justice, as well as, the term of any final judgement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company dated December 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of NCM, Inc. and NCM LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CINEMEDIA, INC.

Dated: December 21, 2016	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary

NATIONAL CINEMEDIA, LLC

By:  National CineMedia, Inc., its manager

Dated: December 21, 2016	By:	/s/ Ralph E. Hardy
Ralph E. Hardy
Executive Vice President, General
Counsel and Secretary

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